                                                                      EXHIBIT 10


                     FOURTEENTH AMENDMENT TO FOURTH AMENDED
                    AND RESTATED CREDIT FACILITIES AGREEMENT

         THIS FOURTEENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT FACILITIES AGREEMENT (this "Amendment") is entered into as of October 21, 2003, by and among DT INDUSTRIES, INC., a Delaware corporation ("Domestic Borrower"), DT INDUSTRIES (UK) II LIMITED, ASSEMBLY TECHNOLOGIE & AUTOMATION GMBH, KALISH INC., formerly Kalish Canada Inc., and DT CANADA INC. (together with Domestic Borrower, separately and collectively, "Borrower"), BANK OF AMERICA, N.A., formerly NationsBank, N.A., as administrative agent ("Administrative Agent"), and the other lenders listed on the signature pages hereof (the "Lenders").

                                    RECITALS

                  (a) Borrower, Administrative Agent and the Lenders are parties to that certain Fourth Amended and Restated Credit Facilities Agreement dated as of July 21,1997 (as amended through the date hereof, the "Credit Agreement"; terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

                  (b) Borrower has requested that the Lenders waive certain Events of Default, and the Lenders have agreed to waive such Events of Default, subject to the terms and conditions contained herein.

                  (c) Borrower, Administrative Agent, and the Lenders desire to amend the Credit Agreement to provide for, among other things, (i) modification to certain pricing terms, (ii) revisions to existing financial covenants, and (iii) other modifications described below, all subject to the terms and conditions contained herein.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

         1. WAIVER. The Lenders hereby waive any Event of Default under Section
16.1. of the Credit Agreement which may have occurred as a result, directly or indirectly, of (a) the failure of Borrower to comply with Sections 15.2., 15.5., and 15.6. or any of them for the fiscal quarter ending on or about June 30, 2003 and for the fiscal months ending on or about June 30, 2003, July 31, 2003, and August 31, 2003, and Section 13.13.1 for the fiscal year ending on or about June 30, 2003, (b) the failure of Borrower to comply with Section 13.13 for any date prior to the date hereof, (c) any Event of Default arising from the Borrower's requests for Revolving Loan Advances and Letters of Credit while any of the above Events of Default existed (the "Existing Events of Default"), and (d) subject to Sections 10(b)(iv) and 10(b)(v) of this Amendment, the failure of Borrower to timely comply with Sections 6.2.5 and 6.2.10 for the period ending September 30, 2003. The waivers provided in this Section 1 shall not be and shall not be deemed to be a waiver of any Defaults or Events of Default under the Credit Agreement other than the Existing Events of Default.

          2. CONSENT. The Lenders hereby consent to the sale of the Domestic Borrower's Packaging and Converting Technologies divisions subject to (a) the terms of such sales being substantially as previously described to the Lenders (including description of assets being sold and liabilities being retained), (b) the documentation with respect to such sales being in form and substance reasonably satisfactory to the Administrative Agent, and (c) all gross proceeds of such sales, net of investment banking fees owing to National City Investments, Inc. pursuant to its engagement letter dated April 8, 2003, and other cash expenses of such sales reasonably satisfactory to the Administrative Agent, shall be paid to the Administrative Agent in reduction of the Loans in accordance with the terms of the Credit Agreement, with corresponding reductions in the Revolving Loan Commitments, and the proceeds so paid to the Lenders shall not be less than $22,000,000. The Lenders hereby further consent to the application of any proceeds received from any asset sale prior to December 31, 2003, to the satisfaction of the Scheduled Reduction required to be made on December 31, 2003 and the prepayment required to be paid on December 31, 2003 under Section 6.2.10 of the Credit Agreement.

         3. AMENDMENTS TO THE CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

                  (a) Section 3.2.9.(a) is entirely amended, as follows:

                  3.2.9. OTHER MANDATORY COMMITMENT REDUCTIONS.

                           (a) As of July 1, 2003, the Aggregate Revolving Loan
                  Commitment has been reduced to $45,000,000, and Borrower shall make any necessary prepayments of principal, together with accrued and unpaid interest thereon, to cause the outstanding principal and Letter of Credit Exposure under the Aggregate Revolving Loan Commitment not to exceed $45,000,000. Notwithstanding anything to the contrary contained in Section 3.1, as of July 14, 2003, the Aggregate Offshore Currency Revolving Loan Commitment has been reduced to $42,000,000, and Borrower shall make any necessary prepayments of principal, together with accrued and unpaid interest thereon, to cause the outstanding principal under the Aggregate Offshore Currency Revolving Loan Commitment not to exceed $42,000,000. Notwithstanding the foregoing, unless Required Lenders shall otherwise agree, after July 14, 2003, no Advances and Letters of Credit shall be requested or funded or issued that would cause the Aggregate Revolving Loan and Letter of Credit Exposure to exceed $42,000,000.

                  (b) The introductory language in Section 4.3. is entirely amended, as follows:

                  The "Adjusted Eurodollar Rate" for any Eurodollar Loan is the lesser of (a) the Eurodollar Rate plus the applicable Eurodollar Increment, and (b) the Maximum Rate, and the "Adjusted Base Rate" for any Base Rate Loan shall be the lesser of (i) the Prime Rate plus the applicable Base Rate Increment, and (ii) the Maximum Rate. Beginning on the Thirteenth Amendment Effective Date, and continuing at all times thereafter, the Eurodollar Increment shall be 4.50%, the Base Rate Increment with respect to all Advances other than Priority Advances shall be 4.00%, and the Base Rate Increment with respect to Priority Advances shall be

                  4.50%, provided that, if the outstanding principal balance of the Loans has not been reduced to $18,000,000 or less prior to January 31, 2004, then commencing January 31, 2004, the Eurodollar Increment shall be 5.00%, the Base Rate Increment with respect to all Advances other than Priority Advances shall be 4.50%, and the Base Rate Increment with respect to Priority Advances shall be 5.00%. Except as set forth in
                  Section 7.13 below, the Borrower may elect Advances to be either Eurodollar Advances or Base Rate Advances.

                  (c) Section 6.2.6 is entirely amended, as follows:

                  6.2.6. PREPAYMENT FROM EXCESS CASH. At any time the amount of cash and cash equivalents held by the Borrowers exceeds $2,000,000, the Borrowers will promptly prepay the Revolving Loan Advances in an amount equal to such excess. Such prepayment will not result in a permanent reduction of the Revolving Loan Commitment.

                  (d) A new Section 9.2.4 is added immediately following Section 9.2.3, as follows:

                  9.2.4. USE OF PROCEEDS; CASH ON HAND. The Borrowers shall have provided, at the time any such Revolving Loan Advance request is made, evidence reasonably satisfactory to the Administrative Agent that the proceeds of such Revolving Loan Advance will be used for necessary working capital purposes and that after giving effect thereto, the Borrowers will not have cash on hand in excess of $2,000,000.

                  (e) Section 13.13.8. is added immediately following Section 13.13.7., as follows:

                  13.13.8. 13-WEEK CASH FLOW FORECAST. Within three (3) Business Days after the end of each week the Borrower shall provide to the Administrative Agent a cash flow forecast for the 13-week period thereafter.

                  (f) Section 14.11. is entirely amended, as follows:

                  14.11. CAPITAL EXPENDITURES. Make Capital Expenditures (for all Covered Persons) in excess of the applicable amount in the following table for the period indicated in the following table:

                                                       The applicable
During the period                                      amount is
-----------------                                      --------------
From October 1, 2002 through September 30, 2003        $3,700,000
From January 1, 2003 through December 31, 2003         $2,829,000
From April 1, 2003 through March 31, 2004              $2,936,000
From July 1, 2003 through June 30, 2004                $3,121,000

                  (g) The definition of EBITDA and Net Worth in Section 15.1 are entirely amended, as follows:

                  "Net Worth" means, at any date: (a) the book value (net of depreciation, obsolescence, amortization, valuation and other proper reserves determined in accordance with GAAP) at which assets would be shown on a consolidated balance sheet at such date prepared in accordance with GAAP; less (b) the amount at which all liabilities (not to include the obligations of Domestic Borrower with respect to the issuance by DT Capital Trust (a wholly-owned Subsidiary of Domestic Borrower) of term income deferrable equity securities on or about June 12,
                  1997), would be shown on such balance sheet, including as liabilities all reserves for contingencies and other potential liabilities which would be shown on such balance sheet or disclosed in the notes thereto. Notwithstanding any of the above, the cumulative effect of foreign currency translation adjustment, pension adjustments, and adjustments related to deferred hedging shall not be included in the calculation of Net Worth.

                  "EBITDA" means, for any period of calculation and without duplication, an amount equal to the sum of (i) Net Income,
                  (ii) federal, state and local income tax expense (exclusive of any such tax benefit related to the Domestic Borrower's special, one-time charges taken during the fourth quarter of fiscal year 2001), (iii) Interest Expense in such period, (iv) depreciation and amortization expense and other non-cash charges that reduced net income during such period, (v) losses on the sale or other disposition of assets other than in the ordinary course of business if included in the calculation of net income, (vi) extraordinary losses if included in the calculation of net income, (vii) during all calculation periods which include the third fiscal quarter of the Borrower's fiscal year 2002, a onetime non-cash credit in an amount not to exceed $1,900,000 as a result of a third fiscal quarter 2002 change in percentage of completion accounting,
                  (viii) Restructuring Charges, (ix) fees and expenses paid to
                  (A) counsel to and financial advisors to the Administrative Agent during such period commencing September 1, 2003 and (B) counsel and financial advisors to the Borrower paid in connection with this Amendment and the negotiation and completion of a new senior credit facility, (x) noncash extraordinary losses and other one-time noncash charges, minus
                  (a) gains on the sale or other disposition of assets other than in the ordinary course of business if included in Net Income, and (b) extraordinary gains if included in Net Income, all as accrued in such period, and (xi) any fees paid to the Borrower's new senior secured lenders in connection with the completion of a new senior credit facility, to the extent not paid from proceeds of such facility.

                  (h) Section 15.2. is entirely amended, as follows:

                  15.2. MINIMUM NET WORTH. Domestic Borrower's Net Worth as of the end of each fiscal quarter of Domestic Borrower, commencing with the fiscal quarter ending on or about September 30, 2003, shall at no time be less than $47,077,000 plus 50% of Domestic Borrower's cumulative Net Income (but not any net loss) for the period commencing June 1, 2003, and extending through and including the end of the applicable fiscal quarter.

                  (i) Section 15.3. is entirely amended, as follows:

                  15.3. MINIMUM TRADE SUPPORT. Trade payables of the Domestic Borrower and its Subsidiaries shall at no time be less than $12,288,450 as of the end of any fiscal quarter of Domestic Borrower.

                  (j) Section 15.5. is entirely amended, as follows:

                  15.5. MINIMUM EBITDA TO INTEREST EXPENSE RATIO. Subject to the paragraph set forth below in this Section 15.5, the ratio of Domestic Borrower's EBITDA to Domestic Borrower's Interest Expense (excluding non-cash Interest Expense during such period), calculated at the end of each fiscal quarter of Domestic Borrower for the four consecutive fiscal quarters then ended, shall not be less than the applicable ratio in the following table:

For the Quarter                               The applicable
Ended on or About:                            ratio is
------------------                            --------------
December 31, 2003                             (2.06) to 1.0
March 31, 2004                                (1.04) to 1.0
June 30, 2004                                 0.33 to 1.0


                  Notwithstanding any of the above to the contrary, for clarification, the ratio described above, calculated at the end of the fiscal quarters of Domestic Borrower ended on or about December 31, 2003 and March 31, 2004, shall not be more negative than the applicable ratio set forth in the table above.

                  (k) Section 15.6. is entirely amended, as follows:

                  15.6. MINIMUM EBITDA. Domestic Borrower's EBITDA shall not be less than the applicable amount in the following table as of the applicable date of calculation set forth in the following table:

                                             The applicable
Fiscal Month                                 amount is
------------                                 --------------
November 2003                                 $      0.00
December 2003                                 $   186,000
January 2004                                  $   186,000
February 2004                                 $   780,000
March 2004                                    $ 1,832,000

April 2004                         $  2,802,000
May 2004                           $  3,469,000
June 2004                          $  4,302,000


                  For purposes of this Section 15.6, EBITDA shall be calculated for the period commencing November 1, 2003 and ending on the last day of each fiscal month of Domestic Borrower.

                  (l) A new Section 15.7 is added immediately following Section 15.6, as follows:

                  15.7. RESETTING OF COVENANTS. Notwithstanding anything herein to the contrary, upon the closing of the sale of the Domestic Borrower's Packaging and Converting Technologies divisions, the covenants set forth in Sections 15.2, 15.3 and 15.6 shall be automatically amended to adjust the required covenant levels to reflect the removal of such divisions, which adjustments shall be made using the same percentage of cushion from projected performance as used in the spreadsheet prepared by KPMG and delivered to Administrative Agent on October 10, 2003.

                  (m) Exhibit 2.1 is amended by amending and restating the definition of "Restructuring Charges", as follows:

                  RESTRUCTURING CHARGES - for any period of calculation, without duplication, and excluding any costs paid out of the proceeds of sale or other disposition of assets, any costs whether paid in cash or reserved in accordance with Generally Accepted Accounting Principles related to severance costs associated with workforce reductions, personnel relocation costs, idle facility costs, and non-cash write-downs of fixed assets.

                  (n) Exhibit 13.13 is entirely amended to read in the form attached hereto as Amended Exhibit 13.13.

         4. AMENDMENT FEE. Borrower shall pay to the Administrative Agent, for the pro rata benefit of each Lender, an amendment fee (the "Amendment Fee"), earned and due and payable as of the date of this Amendment, which fee shall be equal to the product of (a) 0.25% multiplied by (b) an amount equal to the sum of (i) such Lender's portion of the Commitment after giving effect to the reduction thereof on the effective date of this Amendment, plus (ii) the aggregate amount of the Canadian Term Loan owed to such Lender as of the effective date of this Amendment.

         5. FACILITY FEE. Borrower shall pay to the Administrative Agent, for the pro rata benefit of each Lender, a facility fee equal to the product of (a) 1.50% multiplied by (b) an amount equal to the sum of (i) such Lender's portion of the on the effective date of this Amendment, plus (ii) the aggregate amount of the Canadian Term Loan owed to such Lender as of the effective date of this Amendment. Such facility fee shall be fully earned and due and payable as of the effective date of this Amendment, but payment thereof shall be deferred until the earlier of maturity of the Loan Obligations or July 2, 2004, provided that, payment of such fee shall be forgiven if on or prior to January 31, 2004, Borrower shall have consummated sales of the Packaging and Converting Technologies divisions and paid to the Lenders for application to the Loan Obligations proceeds thereof in an aggregate amount not less than $22,000,000. Borrower hereby acknowledges and agrees that failure to timely make payment of the facility fee shall constitute an immediate Event of Default.

         6. ACKNOWLEDGMENT OF THE BORROWER. The Borrower acknowledges and agrees that the Lenders executing this Amendment have done so in their sole discretion and without any obligation. The Borrower further acknowledges and agrees that any action taken or not taken by the Lenders or the Administrative Agent prior to, on or after the date hereof shall not constitute a waiver or modification of any term, covenant or provision of any Loan Document (other than with respect to the Existing Events of Default) or prejudice any rights or remedies which the Administrative Agent or any Lender now has or may have in the future under any Loan Document, Applicable Law or otherwise, all of which rights and remedies are expressly reserved by the Administrative Agent and the Lenders.

         7. SUBSIDIARIES' ACKNOWLEDGMENT. By signing below, each of the Domestic Borrower's Subsidiaries which has executed a guaranty of the Loan Obligations
(a) consents and agrees to this Amendment's execution and delivery, (b) ratifies and confirms its obligations under its guaranty, (c) acknowledges and agrees that its obligations under its guaranty are not released, diminished, impaired, reduced, or otherwise adversely affected by this Amendment, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its guaranty.

         8. RELEASE.

                  (a) Upon this Amendment becoming effective, the Domestic Borrower and each of its Subsidiaries hereby unconditionally and irrevocably remises, acquits, and fully and forever releases and discharges the Administrative Agent and the Lenders and all respective affiliates and subsidiaries of the Administrative Agent and the Lenders, their respective officers, servants, employees, agents, attorneys, principals, directors and shareholders, and their respective heirs, legal representatives, successors and assigns (collectively, the "Released Lender Parties") from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities (collectively, the "Borrower Claims") of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which the Domestic Borrower or any of its Subsidiaries ever had or now has against the Released Lender Parties which may have arisen at any time on or prior to the date of this Amendment and which were in any manner related to any of the Loan Documents or the enforcement or attempted enforcement by the Administrative Agent or the Lenders of rights, remedies or recourses related thereto.

                  (b) Upon this Amendment becoming effective, the Domestic Borrower and each of its Subsidiaries covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Released Lender Parties any action or other proceeding based upon any of the Borrower Claims which may have arisen at any time on or prior to the date of this Amendment and were in any manner related to any of the Loan Documents.

                  (c) The agreements of the Domestic Borrower and each of its Subsidiaries set forth in this Section 8 shall survive termination of this Amendment and the other Loan Documents.

         9. REPRESENTATIONS AND WARRANTIES. By its execution and delivery hereof, the Borrower represents and warrants to the Lenders that, as of the date hereof:

                  (a) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as if made on and as of such date; and

                  (b) after giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

         10. CONDITIONS OF EFFECTIVENESS. This Amendment shall not be effective unless and until all corporate actions of Borrower and the Significant Subsidiaries taken in connection herewith and the transactions contemplated hereby shall be satisfactory in form and substance to Administrative Agent and Required Lenders, and each of the following conditions precedent shall have been satisfied:

                  (a) All reasonable out-of-pocket fees and expenses in connection with the Loan Documents, including this Amendment, including legal and other professional fees and expenses incurred on or prior to the date of this Amendment by Administrative Agent or any Lender, including, without limitation, the fees and expenses of Winstead Sechrest & Minick P.C. and KPMG LLP, shall have been paid.

                  (b) Administrative Agent shall have received each of the following:

                           (i) a certificate of the Borrower, in form and
                  substance satisfactory to Administrative Agent, Required Lenders and Administrative Agent's counsel, certifying (A) as to the accuracy in all material respects, after giving effect to this Amendment, of the representations and warranties set forth in the Credit Agreement, this Amendment and the other Loan Documents, and (B) that there exists no Default or Event of Default, after giving effect to this Amendment, and the execution, delivery and performance of this Amendment will not cause a Default or Event of Default;

                           (ii) payment of the Amendment Fee;

                           (iii) a prepayment of the Revolving Loan Advances
                  (without a corresponding reduction in the Revolving Loan Commitment) in an amount equal to the amount of the Borrowers' and their respective Subsidiaries' cash on hand in excess of $2,000,000;

                           (iv) evidence satisfactory to the Administrative
                  Agent that the $1,500,000 Scheduled Reduction due on September 30, 2003 under Section 6.2.5 of the Credit Agreement has been effected;

                           (v) evidence satisfactory to the Administrative Agent
                  that the $1,000,000 commitment reduction due under Section
                  6.2.10 of the Credit Agreement on September 30, 2003 has been effected;

                           (vi) certified copies of resolutions of the boards of
                  directors of the Domestic Borrower and each Significant Subsidiary authorizing the transactions contemplated by this Amendment; and

                           (vii) such other documents, certificates and
                  instruments as the Administrative Agent shall require prior to the date hereof.

         11. COVENANTS. The Borrowers shall furnish to the Administrative Agent (with copies for each of the Lenders), not later than the fifteenth (15th) day after the effective date of this Amendment, the annual financial statements required under Section 13.13.1 of the Credit Agreement for the Borrowers' financial statements for the fiscal year ended June 30, 2003, and the related compliance certificate, provided that the auditors' opinion required to accompany such financial reports shall not be required to be unqualified, and any requirement that such opinion be unqualified is hereby waived. The Borrowers acknowledge and agree that failure to comply with this Section 11 will result in an immediate Event of Default.

         12. REFERENCE TO CREDIT AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Amendment.

         13. COUNTERPARTS; EXECUTION VIA FACSIMILE. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be validly executed and delivered by facsimile or other electronic transmission.

         14. GOVERNING LAW; BINDING EFFECT. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower, the Administrative Agent, each Lender and their respective successors and assigns.

         15. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         16. LOAN DOCUMENT. This Amendment is a Loan Document and is subject to all provisions of the Credit Agreement applicable to Loan Documents, all of which are incorporated in this Amendment by reference the same as if set forth in this Amendment verbatim.

         17. NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN

THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as the date first above written.



DT INDUSTRIES, INC.,                         KALISH INC. formerly Kalish Canada
a Delaware corporation                          Inc., a New Brunswick, Canada
                                                corporation


By:     /s/ JOHN M. CASPER                   By:     /s/ JOHN M. CASPER
    --------------------------------             -------------------------------
Name:   John M. Casper                       Name:   John M. Casper
      ------------------------------               -----------------------------
Title:  Senior VP Finance and CFO            Title:  Vice President
       -----------------------------                ----------------------------



DT CANADA INC.,                              ASSEMBLY TECHNOLOGIE & AUTOMATION
a New Brunswick, Canada Corporation             GMBH, a German limited liability
                                                company


By:     /s/ JOHN M. CASPER                   By:     /s/ JOHN M. CASPER
    --------------------------------             -------------------------------
Name:   John M. Casper                       Name:   John M. Casper
      ------------------------------               -----------------------------
Title:   Vice President                      Title:   Geschaftsfuhrer
       -----------------------------                ----------------------------



DT INDUSTRIES (UK) II LIMITED,
a corporation of England and Wales


By:     /s/ JOHN M. CASPER
    --------------------------------
Name:   John M. Casper
      ------------------------------
Title:   Director
       -----------------------------

BANK OF AMERICA, N.A., formerly              DRESDNER BANK AG, NEW YORK
NationsBank, N.A., as Administrative             AND GRAND CAYMAN BRANCHES
Agent and a Lender


By:  /s/ JOHN K. BARRETT                     By:
    --------------------------------             -------------------------------
        John K. Barrett                      Name:
        Principal                                  -----------------------------
                                             Title:
                                                    ----------------------------


                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------



BEAR, STEARNS & CO. INC.                     THE BANK OF NOVA SCOTIA


By:                                          By:
    --------------------------------             -------------------------------
Name:                                        Name:
      ------------------------------               -----------------------------
Title:                                       Title:
       -----------------------------                ----------------------------



WILLIAM E. SIMON & SONS SPECIAL              U.S. BANK, NATIONAL ASSOCIATION
SITUATION PARTNERS II, L.P.

By:                                          By:
    --------------------------------             -------------------------------
Name:                                        Name:
      ------------------------------               -----------------------------
Title:                                       Title:
       -----------------------------                ----------------------------



GENERAL ELECTRIC CAPITAL CORPORATION


By:
    --------------------------------
Name:
      ------------------------------
Title:
       -----------------------------



NATIONAL CITY BANK


By:
    --------------------------------
Name:
      ------------------------------
Title:
       -----------------------------

BANK OF AMERICA, N.A., formerly              DRESDNER BANK, AG, NEW YORK AND
NationsBank, N.A., as Administrative              GRAND CAYMAN BRANCHES
Agent and a Lender


By:                                          By:
    --------------------------------             -------------------------------
        John K. Barrett                      Name:
        Principal                                  -----------------------------
                                             Title:
                                                    ----------------------------


                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------



BEAR, STEARNS & CO. INC.                     THE BANK OF NOVA SCOTIA


By: /s/ JOHN E. MCDERMOTT                    By:
    --------------------------------             -------------------------------
Name: JOHN E. MCDERMOTT                      Name:
      ------------------------------               -----------------------------
Title: SENIOR MANAGING DIRECTOR              Title:
       -----------------------------                ----------------------------



WILLIAM E. SIMON & SONS SPECIAL              U.S. BANK, NATIONAL ASSOCIATION
SITUATION PARTNERS II, L.P.

By:                                          By:
    --------------------------------             -------------------------------
Name:                                        Name:
      ------------------------------               -----------------------------
Title:                                       Title:
       -----------------------------                ----------------------------



GENERAL ELECTRIC CAPITAL CORPORATION


By:
    --------------------------------
Name:
      ------------------------------
Title:
       -----------------------------



NATIONAL CITY BANK


By:
    --------------------------------
Name:
      ------------------------------
Title:
       -----------------------------

BANK OF AMERICA, N.A., formerly         DRESDNER BANK AG, NEW YORK
NationsBank, N.A., as Administrative            AND GRAND CAYMAN
Agent and a Lender                              BRANCHES


By:                                     By:
   ----------------------------------       ------------------------------------
        John K. Barrett                 Name:
        Principal                            -----------------------------------
                                        Title:
                                             -----------------------------------

                                        By:
                                            ------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                             -----------------------------------

BEAR, STEARNS & CO. INC.                THE BANK OF NOVA SCOTIA

By:                                     By:
   ----------------------------------       ------------------------------------
Name:                                   Name:
     --------------------------------        -----------------------------------
Title:                                  Title:
      -------------------------------         ----------------------------------

WILLIAM E. SIMON & SONS SPECIAL         U.S. BANK, NATIONAL
SITUATION PARTNERS II, L.P.             ASSOCIATION

By: /s/ JOHN E. KLINGE                  By:
   ----------------------------------       ------------------------------------
Name:  JOHN E. KLINGE                   Name:
     --------------------------------        -----------------------------------
Title:  Principal                       Title:
      -------------------------------         ----------------------------------

GENERAL ELECTRIC CAPITAL CORPORATION

By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------

NATIONAL CITY BANK

By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------

BANK OF AMERICA, N.A., formerly               DRESDNER BANK AG, NEW YORK
NationsBank, N.A., as Administrative               AND GRAND CAYMAN
Agent and a Lender                                 BRANCHES


By:                                           By:
    --------------------------------              ------------------------------
        John K. Barrett                       Name:
        Principal                                   ----------------------------
                                              Title:
                                                     ---------------------------


                                              By:
                                                  ------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                     ---------------------------


BEAR, STEARNS & CO. INC.                      THE BANK OF NOVA SCOTIA


By:                                           By:
    --------------------------------              ------------------------------
Name:                                         Name:
      ------------------------------                ----------------------------
Title:                                        Title:
       -----------------------------                 ---------------------------


WILLIAM E. SIMON & SONS SPECIAL               U.S. BANK, NATIONAL
SITUATION PARTNERS II, L.P.                   ASSOCIATION


By:                                           By:
    --------------------------------              ------------------------------
Name:                                         Name:
      ------------------------------                ----------------------------
Title:                                        Title:
       -----------------------------                 ---------------------------


GENERAL ELECTRIC CAPITAL CORPORATION


By:
    --------------------------------
Name:
      ------------------------------
Title:
       -----------------------------


NATIONAL CITY BANK


By: /s/ SHARON JOHNSON
    --------------------------------
Name: Sharon Johnson
      ------------------------------
Title: Vice President
       -----------------------------

BANK OF AMERICA, N.A., formerly               DRESDNER BANK AG, NEW YORK
NationsBank, N.A., as Administrative               AND GRAND CAYMAN
Agent and a Lender                                 BRANCHES


By:                                           By: /s/ THOMAS B. BRADY
    --------------------------------              ------------------------------
        John K. Barrett                       Name: Thomas B. Brady
        Principal                                   ----------------------------
                                              Title: Director
                                                     ---------------------------


                                              By: /s/ RICHARD J. SWEENEY
                                                  ------------------------------
                                              Name: RICHARD J. SWEENEY
                                                    ----------------------------
                                              Title: VICE PRESIDENT
                                                     ---------------------------


BEAR, STEARNS & CO. INC.                      THE BANK OF NOVA SCOTIA


By:                                           By:
    --------------------------------              ------------------------------
Name:                                         Name:
      ------------------------------                ----------------------------
Title:                                        Title:
       -----------------------------                 ---------------------------


WILLIAM E. SIMON & SONS SPECIAL               U.S. BANK, NATIONAL
SITUATION PARTNERS II, L.P.                   ASSOCIATION


By:                                           By:
    --------------------------------              ------------------------------
Name:                                         Name:
      ------------------------------                ----------------------------
Title:                                        Title:
       -----------------------------                 ---------------------------


GENERAL ELECTRIC CAPITAL CORPORATION


By:
    --------------------------------
Name:
      ------------------------------
Title:
       -----------------------------


NATIONAL CITY BANK


By:
    --------------------------------
Name:
      ------------------------------
Title:
       -----------------------------

BANK OF AMERICA, N.A., formerly         DRESDNER BANK AG, NEW YORK
NationsBank, N.A., as Administrative            AND GRAND CAYMAN
Agent and a Lender                              BRANCHES


By:                                     By:
   ----------------------------------       ------------------------------------
        John K. Barrett                 Name:
        Principal                            -----------------------------------
                                        Title:
                                             -----------------------------------

                                        By:
                                            ------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                             -----------------------------------

BEAR, STEARNS & CO. INC.                THE BANK OF NOVA SCOTIA

By:                                     By:   /s/ BRIAN CERRETA
   ----------------------------------       ------------------------------------
Name:                                   Name: BRIAN CERRETA
     --------------------------------        -----------------------------------
Title:                                  Title: DIRECTOR
      -------------------------------         ----------------------------------

WILLIAM E. SIMON & SONS SPECIAL         U.S. BANK, NATIONAL
SITUATION PARTNERS II, L.P.             ASSOCIATION

By:                                     By:
   ----------------------------------       ------------------------------------
Name:                                   Name:
     --------------------------------        -----------------------------------
Title:                                  Title:
      -------------------------------         ----------------------------------

GENERAL ELECTRIC CAPITAL CORPORATION

By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------

NATIONAL CITY BANK

By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------

BANK OF AMERICA, N.A., formerly              DRESDNER BANK AG, NEW YORK
NationsBank, N.A., as Administrative                 AND GRAND CAYMAN
Agent and a Lender                                   BRANCHES

By:                                          By:
    ----------------------------------           ------------------------------
            John K. Barrett
            Principal                        Name:
                                                   ----------------------------

                                             Title:
                                                    ---------------------------


                                             By:
                                                 ------------------------------

                                             Name:
                                                   ----------------------------

                                             Title:
                                                    ---------------------------

BEAR, STEARNS & CO, INC.                     THE BANK OF NOVA SCOTIA

By:                                          By:
    ---------------------------------            ------------------------------

Name:                                        Name:
      -------------------------------              ----------------------------

Title:                                       Title:
       ------------------------------               ---------------------------


WILLIAM E. SIMON & SONS SPECIAL
SITUATION PARTNERS II, L.P.                  U.S. BANK, NATIONAL ASSOCIATION


By:                                          By: /s/ TIMOTHY N. SCHEER
    ---------------------------------            ------------------------------

Name:                                        Name: Timothy N. Scheer
      -------------------------------              ----------------------------

Title:                                       Title: Vice President
       ------------------------------               ---------------------------


GENERAL ELECTRIC CAPITAL CORPORATION


By:
    ---------------------------------

Name:
      -------------------------------

Title:
       ------------------------------


NATIONAL CITY BANK


By:
    ---------------------------------

Name:
      -------------------------------

Title:
       ------------------------------

ACKNOWLEDGED AND AGREED:

ADVANCED ASSEMBLY AUTOMATION, INC.


By: /s/ JOHN M. CASPER
    ---------------------------------

Name: John M. Casper
      -------------------------------

Title:    VP
       ------------------------------


ASSEMBLY TECHNOLOGY & TEST, INC.


By: /s/ JOHN M. CASPER
    ---------------------------------

Name: John M. Casper
      -------------------------------

Title:    VP
       ------------------------------


DETROIT TOOL AND ENGINEERING COMPANY


By: /s/ JOHN M. CASPER
    ---------------------------------

Name: John M. Casper
      -------------------------------

Title:    VP
       ------------------------------


DTI LEBANON SUBSIDIARY, INC.


By: /s/ JOHN M. CASPER
    ---------------------------------

Name: John M. Casper
      -------------------------------

Title:    VP
       ------------------------------


HANSFORD MANUFACTURING CORPORATION


By: /s/ JOHN M. CASPER
    ---------------------------------

Name: John M. Casper
      -------------------------------

Title:    VP
       ------------------------------


PHARMA GROUP, INC.


By: /s/ JOHN M. CASPER
    ---------------------------------

Name: John M. Casper
      -------------------------------

Title:    VP
       ------------------------------

MID-WEST AUTOMATION ENTERPRISES, INC.


By: /s/ JOHN M. CASPER
    ---------------------------------

Name: John M. Casper
      -------------------------------

Title:    VP
       ------------------------------


MID-WEST AUTOMATION SYSTEMS, INC.


By: /s/ JOHN M. CASPER
    ---------------------------------

Name: John M. Casper
      -------------------------------

Title:    VP
       ------------------------------


SENCORP SYSTEMS, INC.


By: /s/ JOHN M. CASPER
    ---------------------------------

Name: John M. Casper
      -------------------------------

Title:    VP
       ------------------------------


VANGUARD TECHNICAL SOLUTIONS, INC.


By: /s/ JOHN M. CASPER
    ---------------------------------

Name: John M. Casper
      -------------------------------

Title:    VP
       ------------------------------


ARMAC INDUSTRIES CO.


By: /s/ JOHN M. CASPER
    ---------------------------------

Name: John M. Casper
      -------------------------------

Title:    VP
       ------------------------------


ASSEMBLY MACHINES, INC.


By: /s/ JOHN M. CASPER
    ---------------------------------

Name: John M. Casper
      -------------------------------

Title:    VP
       ------------------------------